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                                 EXHIBIT 10.4


                  SOUTHWEST COCA-COLA BOTTLING COMPANY, INC

                    AMENDMENT TO MANAGEMENT INCENTIVE PLAN

    The Management Incentive Plan established in 1994 by Southwest Coca-Cola Bottling Company, Inc. is hereby amended in the following respects:

    A. The time period covered by the Plan is reduced from five years to three years.

    B.   The Cash Flow Targets for the years 1997 and 1998 are eliminated.

    C. The Five Year Component of the Incentive Plan is renamed the Three Year Component and will be determined by achievement of the combined Cash Flow Targets for 1994 through 1996.

    D. The payment date of the Incentive Bonus is changed from a one-time payment on February 1, 1999 to the following:

         1. Payment of the Annual Component of the Incentive Bonus for the years 1994 through 1996 will be made on June 13, 1997;

         2. Payment of one-half of the Three-Year Component of the Incentive Bonus will be made on March 1, 1998; and

         3. Payment of the remaining one-half of the Three-Year Component of the Incentive Bonus will be made on March 1, 1999.